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                                                                   EXHIBIT 10.27

                                   PALM, INC.

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made effective as of December 6, 2001 (the "Effective Date"), by and between Palm, Inc., a Delaware corporation (the "Company") and Texas Instruments Incorporated, a Delaware corporation (the "Holder").

                                    RECITALS

      A. The Company has entered into a Convertible Note Purchase Agreement with the Holder dated as of the date hereof (the "Purchase Agreement") pursuant to which it will issue a convertible subordinated note (the "Convertible Note") to Holder dated of even date herewith and convertible into fully paid and non-assessable shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a rate determined as set forth in the Convertible Note.

      B. The Purchase Agreement contemplates the simultaneous execution of this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

      1. Certain Definitions. As used in this Agreement, the terms below shall have the following respective meanings:

            "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the State of California are required or authorized by law to be closed.

            "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Effectiveness Period" means the period commencing on the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Prospectus" means the prospectus included in a Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus


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filed as a part of an effective Registration Statement in reliance upon Rule
430A promulgated under the Securities Act), as amended or supplemented by amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

            "Registrable Securities" means the Common Stock issuable upon conversion of the Convertible Note and any securities into or for which such Common Stock has been converted or exchanged and any security issued, with respect thereto upon any stock dividend, split or similar event, until (i) in the case of any such security, (A) the earliest of (i) the effective registration under the Securities Act and resale thereof in accordance with the Registration Statement covering it, (ii) the resale thereof in accordance with Rule 144 or (iii) the expiration of the holding period that would be applicable thereto under Rule 144(k) under the Securities Act and (B) as a result of the event or circumstance described in any of the foregoing clauses (i)-(iii) the legend with respect to transfer restrictions required under the Convertible Note are removed or removable in accordance with the terms of the Convertible Note or such legends as the case may be; provided, however, that any Registrable Securities (x) not specified in the Registration Request or a Joining Request, if applicable, within the time period specified in Section 4(a)(ii) or (y) the holder of which fails to provide the Company the information of such holder requested by the Company as is required in order to effect the registration pursuant to this Agreement on or prior to the later of (i) twenty (20) days following the delivery or mailing of the Registration Notice (as defined in Section 4(a)(i)), if applicable, and (ii) 9:00 a.m., San Francisco time, on the second Business Day prior to the filing of the Shelf Registration Statement (as defined in Section 4(a)(i)) shall cease to be treated as Registrable Securities.

            "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "Registration Statement" means a registration statement of the Company, on Form S-3 or any successor form (and in the event that pursuant to the Securities Act the Company is unable to use Form S-3 (or any successor form), another appropriate form permitting registration of the Registrable Securities for resale by the Holder), that covers all or any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

            "Rule 144" means Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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            "Significant Holder" means any person that is the record owner of at least 500,000 shares of Registrable Securities.

      2. Restrictions on Transferability. The Registrable Securities shall be subject to the restrictions on transfer set forth in the Convertible Note. Each certificate evidencing the securities so transferred shall bear, except if such transfer is made pursuant to Rule 144 or pursuant to an effective registration statement, the restrictive legend set forth in Section 3 below, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Holder and counsel for the Company, such legend is not required in order to establish or ensure compliance with the provisions of the Securities Act.

      3. Restrictive Legend. Each certificate representing the Registrable Securities shall be stamped or otherwise imprinted with the following or similar legend:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

The Holder consents to the making of a notation by the Company on its records and the giving of instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

      4. Registration on Form S-3.

Registration on Form S-3.

            (a) If the Company receives from a Significant Holder a written request (the "Registration Request") that the Company file a Registration Statement (the date that the Company receives such request, the "Request Date"), the Company shall:

                  (i) Promptly give notice of the proposed registration to all holders of Registrable Securities (at the address of such holders contained in the Company's books and records or provided to the Company (in writing) by such holders for the purposes of this notice) and request such information from such holders, including the Significant Holder(s) submitting the Registration Request, as is required in order to effect the registration (the "Registration Notice");

                  (ii) Prepare and file or cause to be prepared and filed with the Commission not more than ninety (90) days after the Request Date (the "Filing Deadline Date") a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Holder thereof of all of the Registrable Securities as are specified in Registration Request, together with the Registrable Securities of any

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holders of Registrable Securities joining in the Registration Request as are specified in a written request (a "Joining Request") received by the Company within twenty (20) days after the Registration Notice is mailed or delivered (the "Shelf Registration Statement"); and

                  (iii) Use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as is reasonably practicable but in any event by the date (the "Effectiveness Deadline Date") that is one hundred eighty (180) days after the Request Date, and to keep the Shelf Registration Statement (or any Subsequent Shelf Registration Statement (as defined)) continuously effective under the Securities Act until the expiration of the Effectiveness Period.

            (b) At the time the Shelf Registration Statement is declared effective, the holders of Registrable Securities shall be named as selling securityholders in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such holders to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. None of the Company's securityholders (other than the holders of Registrable Securities at the time the Shelf Registration Statement is declared effective) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

            (c) If the Shelf Registration Statement or any Subsequent Shelf Registration Statement (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event (subject to Section 5(g)) shall as promptly as reasonably practicable amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or (subject to Section 5(g)) file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is reasonably practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

            (d) Subject to Section 5(g), the Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Holder or counsel for the Holder.

      5. Registration Procedures. In connection with the registration obligations of the Company under Section 4, the Company shall:

            (a) Prepare and file with the Commission the Shelf Registration Statement (and any Subsequent Shelf Registration Statement, if required) not more than ninety (90) days after the Request Date and use its reasonable best efforts to cause the Shelf Registration Statement to become

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effective not more than one hundred eighty (180) days after the Request Date and remain effective as provided herein; provided, that before filing the Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, the Company shall furnish to the Holder and counsel for the Holder, if any, copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the Commission such comments, if any, as counsel for the Holder reasonably shall propose within five (5) Business Days of the delivery of such copies to the Holder and counsel for the Holder;

            (b) Subject to Section 5(g), prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the applicable period specified in Section 4(a); subject to Section 5(g), cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in the Shelf Registration Statement as so amended or such Prospectus as so supplemented;

            (c) As promptly as reasonably practicable give notice to the Holder and counsel for the Holder, (i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to the Shelf Registration Statement has been filed with the Commission and, with respect to the Shelf Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any written request, following the effectiveness of the Shelf Registration Statement under the Securities Act, by the Commission or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation or written threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or the written threat of any proceeding for such purpose, (v) of the occurrence of a Material Event (as defined below) (but not the nature of or details concerning such Material Event) and (vi) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 5(g)), state that it constitutes a Deferral Notice (as defined below), in which event the provisions of Section 5(g) shall apply;

            (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale and provide reasonably prompt notice to the Holder and counsel for the Holder of the withdrawal of any such order;

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            (e) Subject to Section 5(g), if reasonably requested by the Holder, as promptly as reasonably practicable incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Holder and counsel for the Holder shall determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or post-effective amendment;

            (f) Furnish to the Holder and each underwriter, if any, of Registrable Securities covered by the Shelf Registration Statement (a) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one conformed copy of the Shelf Registration Statement and any amendment thereto, each Prospectus and each amendment or supplement thereto, and, as promptly as reasonably practicable after the date of effectiveness of the Shelf Registration Statement or any amendment thereto, a notice stating that the Shelf Registration Statement or amendment thereto has been declared effective, and (b) such number of copies of Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the Prospectus included in the Shelf Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder. Such delivery of documents pursuant to (b) above shall be made by the Company within three (3) trading days of receipt of a request therefor from the Holder;

            (g) Upon (i) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under
Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact or circumstance as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (a "Material Event"), or (iii) the occurrence, existence or pendency of any corporate development that, in the reasonable discretion of the Company, makes it detrimental to the Company for the Shelf Registration Statement and the related Prospectus to be available for a discrete period of time, (A) in the case of clause (ii) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Shelf Registration Statement and Prospectus so that the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is reasonably practicable,

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and (B) give notice to the Holder, counsel for the Holder and underwriter, if any, that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, the Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until the Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (A) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (i) above, as promptly as is reasonably practicable, (y) in the case of clause (ii) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (iii) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 5(g) to suspend the availability of the Shelf Registration Statement or any Prospectus no more than one (1) time in any three-month period or three (3) times in any twelve-month period, and any such period during which the availability of the Registration Statement and any Prospectus is suspended (the "Deferral Period") shall not exceed 45 days; provided, that the aggregate duration of any Deferral Periods shall not exceed 45 days in any three-month period (or 60 days in any three-month period in the event of a Material Event pursuant to which the Company has delivered a second notice as required below) or 90 days in any twelve-month period; provided, that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may deliver to the Holder a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 15 days, or such shorter period of time as is specified in such second notice;

            (h) Use its reasonable best efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of each state of the United States of America as any of the Holder or underwriters, if any, of the Registrable Securities covered by the Shelf Registration Statement reasonably requests, and shall do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder and each underwriter, if any, to consummate the disposition in such states of the Registrable Securities owned by the Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (h), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

            (i) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said periods;


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

            (j) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to the Shelf Registration Statement, which certificates shall not bear any restrictive legends, and use reasonable efforts to cause such Registrable Securities to be in such denominations and registered in such names as the Holder may request in writing at least one (1) trading day prior to any sale of such Registrable Securities;

            (k) Provide a CUSIP number for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of the Shelf Registration Statement and provide the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company;

            (l) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. and take any reasonable acts which may be necessary to list the Common Stock underlying the Convertible Note on the Nasdaq National Market as required by Nasdaq National Market, or such other principal market or exchange as the Common Stock shall then be listed or traded, and take such other reasonable acts as may be necessary to secure such listing;

            (m) Enter into customary agreements (including an underwriting agreement in customary form) and take all such other reasonable and customary actions as the Holder or the underwriters, if any, may reasonably request in order to expedite or facilitate the disposition of the Registrable Securities in accordance with the terms of this Agreement;

            (n) Make reasonably available for inspection during normal business hours by a representative for the Holder, and any broker-dealers, counsel for the Holder, accountants or underwriter, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Holder, or any such broker-dealers, counsel for the Holder, accountants or underwriter in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however, that the Holder (and its agents and representatives) shall hold in confidence and shall not make any disclosure (except to another Holder, if any) of any such information, unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information is necessary to avoid or to correct a misstatement or omission in any Registration Statement, (iii) release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) the Company consents to any such disclosure. The Holder agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential. Nothing

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herein shall be deemed to limit the Holder's ability to sell Registrable
Securities in a manner which is otherwise consistent with applicable laws and regulations; and

            (o) Hold in confidence and not make any disclosure of information concerning the Holder provided to the Company pursuant to this Agreement unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information is necessary to avoid or to correct a misstatement or omission in the Registration Statement, (iii) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) the Holder consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

      6. Company Registration on Form S-3. At its own initiative, the Company may effect the registration of the Registrable Securities pursuant to a Registration Statement in order to comply with Section 3(g)(2)(iii) of the Convertible Note and the holders of Registrable Securities will cooperate with the Company in its efforts to effect such registration. In the event that the Company elects to initiate a registration of the Registrable Securities pursuant to this Section 6, no later than twenty (20) days prior to the filing of the Registration Statement in connection with such registration, the Company shall provide notice of the proposed registration to all holders of Registrable Securities (at the address of such holders contained in the books and records of the Company or provided to the Company (in writing) by such holders for the purposes of this Notice) and request such information from such holders as is required in order to effect the registration. Any Registration Statement initiated by the Company pursuant to this Section 6 shall be deemed to be a Shelf Registration Statement and shall be subject to the provisions of this Agreement applicable to a Shelf Registration Statement to the extent that such provisions do not conflict with Section 3(g)(2)(iii) of the Convertible Note.

      7. Other Registration Rights. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holder in this Agreement. The Company represents and warrants that the rights granted to the Holder hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

      8. Expenses of Registration. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 4 and 6 of this Agreement whether or not the Shelf Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc., (y) any fees for the additional listing of the shares of Common Stock underlying the Convertible Note on the Nasdaq National Market as required by the

Nasdaq National Market, or such other principal market as the Company's Common Stock may then be listed or traded, and (z) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel for the Holder in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to the Shelf Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to the Holder hereunder, (iv) fees and disbursements of counsel for the Company and counsel for the Holder in connection with the Shelf Registration Statement (provided that the Company shall not be liable for the fees and expenses of more than one separate firm for all parties participating in any transaction hereunder), (v) reasonable fees and disbursements of the transfer agent for the Common Stock and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 8, the Holder shall pay all selling expenses, including but not limited to all underwriting discounts (if any), selling commissions and stock transfer taxes.

      9. Indemnification.

            (a) The Company will indemnify the Holder, each of its officers and directors, employees, partners, advisors and agents, and each person controlling the Holder within the meaning of Section 15 of the Securities Act, with respect to registration which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof), including reasonable costs of investigation and reasonable legal fees and expenses and any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary prospectus, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other applicable securities law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities and, in either case, the Company will reimburse each Indemnified Party (as defined in Section 9(c)), for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and contained in written information furnished to the

Company by an instrument duly executed by the Holder or controlling person or their agent, and stated to be specifically for use therein; and provided, further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus, such indemnity agreement shall not inure to the benefit of any person, if a copy of the final prospectus or an amended or supplemented prospectus, as applicable, was furnished to the Holder or an underwriter within the period of time required by the Securities Act, and if the final prospectus or the amended or supplemented prospectus, as applicable, would have cured the defect giving rise to the loss, liability, claim or damage. The Company also agrees to indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above, if so requested.

            (b) The Holder will indemnify the Company, each of its directors and officers, employees, partners, advisors and agents and each person controlling the Company within the meaning of Section 15 of the Securities Act against all claims, losses, damages and liabilities (or actions or proceedings in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, preliminary prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and contained in written information furnished to the Company by an instrument duly executed by such Holder or controlling person or their agent and stated to be specifically for use therein; provided, however, that the Holder shall be liable for only that amount as does not exceed the net proceeds actually received by the Holder as a result of the offering of Registrable Securities to which the loss, liability, claim or damage relates. The Holder also agrees to indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above, if so requested.

            (c) Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that (i) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, (ii) that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 9 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and then only to the extent that such Indemnifying Party is materially prejudiced, and

(iii) that the Indemnifying Party shall not assume the defense for matters as to which, in the reasonable opinion of counsel retained by the Indemnified Party, there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation and a covenant not to sue or (ii) includes admission of fault by the Indemnified Party. The indemnification required by this Section 9 shall be made by periodic payments of expenses, losses, damage or liability incurred during the course of the investigation or defense, as such expenses, losses, damage or liability are incurred and are due and payable.

      10. Contribution. If for any reason the indemnification provided for in
Section 9 is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by Section 9, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party and the Indemnified Party, but also the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations, provided that the Holder shall not be required to contribute an amount greater than the dollar amount of the net proceeds received by the Holder with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of any Indemnifying Party or of any Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by the Indemnified Party or their affiliates or representatives, and the parties' relative intent, knowledge, access to information and the opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by (i) pro rata allocation (even if all Holders or any agents for the Holders or any underwriters of the Registrable Securities, or all of them, were treated as one entity for such purpose), or (ii) by any other method that does not take into account the equitable considerations referred to in this Section 10. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

      11. Liquidated Damages.

            (a) If on or prior to (i) the Filing Deadline Date, the Company has not filed the Shelf Registration Statement with the Commission, or (ii) the Effectiveness Deadline Date, the Shelf Registration Statement is not declared effective by the Commission (each of (i) and (ii) a "Registration Default"), the Company shall be required to pay liquidated damages ("Liquidated Damages"), from and including the day following such Registration Default until the earlier of
(i) the time that the Shelf Registration Statement is filed or declared effective, as applicable, (ii) the time the Effectiveness Period expires or (iii) the time of the acceleration of the Convertible Note at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount of the Convertible Note, or portion thereof, corresponding to the Registrable Securities.

            (b) In the event that the Shelf Registration Statement ceases to be effective for more than 40 days, whether or not consecutive, in any 90-day period (an "Effectiveness Default"), then the Company shall pay Liquidated Damages at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount of the Convertible Note, or portion thereof, corresponding to the Registrable Securities from the 41st day of the applicable 90-day period that such Shelf Registration Statement ceases to be effective until the earlier of (i) the time the Shelf Registration Statement again becomes effective, (ii) the time the Effectiveness Period expires or (iii) the time the Convertible Note is accelerated.

            (c) Any amounts to be paid as Liquidated Damages pursuant to paragraphs (a) or (b) of this Section 11 shall be paid upon the earlier of (i) the first interest payment date (as described in the Convertible Note) following the date of such Registration Default or Effectiveness Default, as the case may be, and (ii) at such time as the outstanding principal amount and accrued interest in respect of the Convertible Note are due and payable. Such Liquidated Damages will accrue (1) in respect of the Convertible Note at the rates set forth in paragraphs (a) or (b) of this Section 11, as applicable, on the principal amount of the Convertible Note and (2) in respect of the Common Stock issued upon conversion of the Convertible Note, at the rates set forth in paragraphs (a) or (b) of this Section 11, as applicable, applied to the Conversion Rate (as defined in the Convertible Note) at that time.

            (d) The Liquidated Damages as set forth in this Section 11 shall be the exclusive remedy available to the Holder for such Registration Default or Effectiveness Default, as the case may be, for the periods for which the Liquidated Damages are applicable. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.50%) of the principal amount of the Convertible Note, or portion thereof, corresponding to the Registrable Securities set forth above, regardless of whether one or multiple Registration Defaults or Effectiveness Defaults exist.

      12. Information by Holder. The Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by it and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement.

      13. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use reasonable best efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) Furnish to the Holder, so long as the Holder owns or has the right to acquire any Registrable Securities, within a reasonable time after the Holder's written request, a written statement by the Company as to its compliance with the foregoing requirements.

      14. Transfer of Registration Rights. This Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of all or a portion of the Convertible Note or the Registrable Securities by the Holder, provided, that (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement, the Purchase Agreement and the Convertible Note, (ii) such assignee or transferee acquired at least 500,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, stock combinations and the like), (iii) written notice is promptly given to the Company and (iv) such transferee agrees to be bound by the provisions of this Agreement.

      15. Amendment. Except as otherwise provided above, any provision of this Agreement may be amended only with the written consent of the Company and the Holder. The observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of the party against whom enforcement is sought.

      16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY ACTION OR PROCEEDING RELATING THERETO EXCEPT IN SUCH COURTS).

      17. Entire Agreement. This Agreement, the Convertible Note, the Purchase Agreement, and the Annexes, Exhibits and Schedules attached hereto and thereto and delivered in connection herewith and therewith, as the case may be, constitute the full and entire understanding and Agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein or therein, all other agreements regarding the registration rights of the Holder shall hereby expire. The provisions hereof shall inure to the benefit of, and be binding upon the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

      18. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be sent via facsimile, mailed by registered or certified mail, return receipt requested, postage prepaid, by hand or by messenger, addressed:

            (a) if to the Holder, to:

                Texas Instruments Incorporated
                12500 TI Boulevard
                P.O. Box 660199
                Dallas, Texas 75266-0199
                Attention: Joseph F. Hubach
                Telephone Number: (214)480-6030
                Facsimile Transmission Number: (214) 480-5061

                With a copy to:

                Texas Instruments Incorporated
                7879 Churchill Way, Mail Station 3994
                Dallas, Texas 75251
                P.O. Box 650311, Mail Station 3994
                Dallas, Texas 75265
                Attention: Manager, Treasury Services
                Telephone Number: (972) 917-6938
                Facsimile Transmission Number: (972) 917-6945

                or at such other address as the Holder shall have furnished to the Company.

            (b) if to the Company, to:

                Palm, Inc.
                5470 Great America Parkway
                Santa Clara, CA  95052
                Attention:  General Counsel
                Telephone Number: (408) 878-9000
                Facsimile Number: (408) 878-2180

            or at such other address as the Company shall have furnished to the Holder, with a copy to:

                Wilson Sonsini Goodrich & Rosati
                650 Page Mill Road
                Palo Alto, CA 94304-1050
                Attention:  Katharine A. Martin, Esq.
                Facsimile Number: (650) 493-6811

      Each such notice or other communication shall, for all purposes of this Agreement, be treated as effective or having been given when actually delivered as provided above, if delivered personally or by messenger, or, on the day shown on the return receipt, if sent by mail or other delivery service.

      19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PALM, INC.
a Delaware corporation

By: /s/ Judy Bruner
   ----------------------------
Name: Judy Bruner
     --------------------------
Title: Senior Vice President &
       Chief Financial Officer
      -------------------------


TEXAS INSTRUMENTS INCORPORATED
a Delaware corporation

By: /s/ William A. Aylesworth
    ----------------------------
Name: William A. Aylesworth
      --------------------------
Title: Senior Vice President,
       Treasurer & Chief
       Financial Officer
       -------------------------

               [Signature Page to Registration Rights Agreement]